SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2003


                          FIRST MIDWEST FINANCIAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22140                  42-1406262
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
of incorporation)                                            Identification No.)


Fifth at Erie, Storm Lake, Iowa                                           50588
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.    Other Events
-----------------------

     On January 27, 2003, the Registrant issued the attached press release announcing the appointment of former South Dakota Congressman John Thune to its Board of Directors.

Item 7.    Financial Statements and Exhibits
--------------------------------------------

         (a)      Exhibits

                  1.       Press release dated January 27, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FIRST MIDWEST FINANCIAL, INC.




Date:    January 28, 2003        By:  /s/ Donald J. Winchell
         -----------------            ------------------------------------------
                                      Donald J. Winchell, Senior Vice President,
                                      Treasurer, Chief Financial Officer and
                                      Principal Accounting Officer